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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: November 17, 2003

                         CHASE CREDIT CARD MASTER TRUST
           Series 1996-4, Series 1997-1, Series 1999-1, Series 1999-3,
           Series 2000-1, Series 2000-3, Series 2001-1, Series 2001-2,
           Series 2001-3, Series 2001-4, Series 2001-5, Series 2001-6,
           Series 2002-1, Series 2002-2, Series 2002-3, Series 2002-4,
           Series 2002-5, Series 2002-6, Series 2002-7, Series 2002-8,
           Series 2003-1, Series 2003-2, Series 2003-3, Series 2003-4
           and Series 2003-5
      ---------------------------------------------------------------------
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
    -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    333-04607
                                    333-43173
                                    333-74303
                                    333-68236
                                    333-83484
                                    333-84400
        United States               333-103210               22-2382028
---------------------------- ------------------------- -----------------------
(State or other jurisdiction (Commission File Numbers)      (IRS Employer
     of incorporation)                                   Identification No.)

         White Clay Center, Building 200, Newark, DE          19711
         -------------------------------------------          ----------
         (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

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Item 5.  Other Events:

         Chase Credit Card Master Trust, which was formerly known as Chemical Master Credit Card Trust I, is the issuer of a number of outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Third Amended and Restated Pooling and Servicing Agreement, dated as of December 17, 1999, as amended. The parties to the Pooling and Servicing Agreement are: JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as transferor prior to June 1, 1996 and as servicer, Chase Manhattan Bank USA, National Association, as transferor after June 1, 1996, and The Bank of New York, as trustee.

         On November 17, 2003, Chase USA, on behalf of JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) as servicer, distributed monthly payments to the holders of the Series 1996-4, Series 1997-1, Series 1999-1, Series 1999-3, Series 2000-1, Series 2000-3, Series 2001-1, Series 2001-2, Series 2001-3,
Series 2001-4, Series 2001-5, Series 2001-6, Series 2002-1, Series 2002-2,
Series 2002-3, Series 2002-4, Series 2002-5, Series 2002-6, Series 2002-7,
Series 2002-8, Series 2003-1, Series 2003-2, Series 2003-3, Series 2003-4 and
Series 2003-5 certificates. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this current report on Form 8-K.

Item 7(c).  Exhibits

                Exhibits   Description
                --------   -----------

                  20.1 Monthly Reports with respect to the November 17, 2003 distribution

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 17, 2003

                                               JPMorgan Chase Bank
                                               (f/k/a The Chase Manhattan Bank),
                                               as Servicer


                                               By: /s/ Miriam K. Haimes
                                               ---------------------------------
                                               Name:  Miriam K. Haimes
                                               Title: Senior Vice President

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                                  INDEX TO EXHIBITS
                                  -----------------

Exhibit No.                       Description
-----------                       -----------
20.1                              Monthly  Reports  with  respect to the
                                  November 17, 2003 distribution